                             LETTER OF TRANSMITTAL

                          MOLECULAR DIAGNOSTICS, INC.

                               OFFER TO EXCHANGE
                  800,000 SERIES E CONVERTIBLE PREFERRED STOCK
          PURSUANT TO THE OFFERING CIRCULAR, DATED NOVEMBER 19, 2001,
                                   FOR UP TO
                       20,000,000 SHARES OF COMMON STOCK

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON DECEMBER 19, 2001, UNLESS EXTENDED OR EARLIER TERMINATED.
        TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                            ON THE EXPIRATION DATE.

                             The Exchange Agent is:
                       LASALLE BANK NATIONAL ASSOCIATION

        By Certified Mail:               By Overnight Courier:                     By Hand:
LaSalle Bank National Association  LaSalle Bank National Association  LaSalle Bank National Association
 135 South LaSalle Street, Suite    135 South LaSalle Street, Suite    135 South LaSalle Street, Suite
               1960                               1960                               1960
     Chicago, Illinois 60603            Chicago, Illinois 60603            Chicago, Illinois 60603
      Attention: Mark Rimkus             Attention: Mark Rimkus             Attention: Mark Rimkus
  (registered or certified mail
           recommended)

                                 By Facsimile:
                     (Eligible Guarantor Institutions Only)
                                 (312) 904-2236

                            To Confirm by Telephone
                            or for Information Call:
                                 (312) 904-2458
                             ---------------------
        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN
        THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE
           OTHER THAN AS SET FORTH ABOVE,WILL NOT CONSTITUTE A VALID
                         DELIVERY OF YOUR COMMON STOCK.


     By signing this Letter of Transmittal, you hereby acknowledge that you have received the Offering Circular, dated December 18, 2001 (the "Offering Circular"), of Molecular Diagnostics, Inc. ("Molecular Diagnostics") and this Letter of Transmittal. The Offering Circular, together with this Letter of Transmittal, constitutes Molecular Diagnostics' offer to exchange (the "Exchange Offer") 1/25 (one twenty-fifth) of a share of Series E convertible preferred stock, par value $0.001, of Molecular Diagnostics, for each share of common stock, par value $0.001, of Molecular Diagnostics, currently outstanding. Subject to the terms and conditions of the Exchange Offer, Molecular Diagnostics will issue 800,000 shares of Series E convertible preferred stock in exchange for up to 20,000,000 shares of common stock, representing approximately 56% of the outstanding common stock as of November 16, 2001 that is properly tendered and not withdrawn prior to the expiration of the Exchange Offer. If more than 20,000,000 shares of common stock are tendered, Molecular Diagnostics will purchase from each tendering holder of common stock an amount based on the proportion of common stock tendered by that holder to all common stock tendered. Molecular Diagnostics reserves the right to terminate or amend the Exchange Offer, in its sole and absolute discretion, if any of the conditions listed in the section of the Offering Circular entitled "The Exchange Offer -- Conditions to the Exchange Offer" are not satisfied or waived prior to the expiration of the Exchange Offer. Molecular Diagnostics also reserves the right, in its sole and absolute discretion, to extend the period of time during which the Exchange Offer is open. The Exchange Offer is open to all holders of common stock, and is subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Offering Circular, Molecular Diagnostics reserves the right to waive any and all conditions other than receipt of necessary government approvals on or before the expiration of the Exchange Offer.


     If you decide to tender your common stock, and Molecular Diagnostics accepts the common stock, this will constitute a binding agreement between you and Molecular Diagnostics, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Unless you comply with the procedures described in the section of the Offering Circular entitled "The Exchange Offer -- Guaranteed Delivery Procedures," you must do one of the following prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

     - tender your common stock by sending the certificates representing your common stock, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

     - tender your common stock by using the book-entry transfer procedures described in the section of the Offering Circular entitled "The Exchange Offer -- Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

     In order for a book-entry transfer to constitute a valid tender of your common stock in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your common stock into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

       DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If you wish to tender common stock in the Exchange Offer, but (1) the certificates representing your common stock are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed before the expiration of the Exchange Offer, you may tender the common stock by following the procedures described in the section of the Offering Circular entitled "The Exchange
Offer -- Guaranteed Delivery Procedures."

     Only registered holders of the common stock -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the common stock -- are entitled to tender their common stock for exchange in the Exchange Offer. If you are a beneficial owner whose common stock is registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your common stock in the Exchange Offer, you should promptly contact the person in whose name the common stock is registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates representing your common stock, you must either make appropriate arrangements to register ownership of the common stock in your name or obtain a properly completed endorsement or executed stock powers from the person in whose name the common stock is registered.

     YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED HOLDER OF COMMON STOCK -- WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE COMMON STOCK -- AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES

REPRESENTING YOUR COMMON STOCK TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR COMMON STOCK BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

     In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Common Stock," (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" and (3) sign this Letter of Transmittal by completing the box entitled "Sign Here." By completing the box entitled "Description of Common Stock" and signing below, you will have tendered your common stock for exchange on the terms and conditions described in the Offering Circular and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

       BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF COMMON STOCK

------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF COMMON STOCK TENDERED
------------------------------------------------------------------------------------------------------------
                                                          1                   2                   3
                                                 -----------------------------------------------------------
                NAME AND ADDRESS                     CERTIFICATE          AMOUNT OF            AMOUNT
              OF REGISTERED HOLDER                   NUMBER(S)*         COMMON STOCK         TENDERED**
------------------------------------------------------------------------------------------------------------

                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------

                                                       TOTAL:
------------------------------------------------------------------------------------------------------------
  * Need not be completed by holders who tender by book-entry transfer.
 ** Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the common stock represented by the certificate(s) listed in column 1. See Instruction 4.
------------------------------------------------------------------------------------------------------------

                    BOXES BELOW TO BE CHECKED AS APPLICABLE

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR COMMON STOCK IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR COMMON STOCK HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

     Certificate Number(s)
------------------------------------------------------------------------------

     Amount(s) Represented
----------------------------------------------------------------------------

     You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing common stock. See Instruction 11.

                    BOXES BELOW TO BE CHECKED AS APPLICABLE

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if common stock not tendered or exchanged or Series E convertible preferred stock is to be issued in the name of someone other than the registered holder of the common stock whose name(s) appear(s) below.

[  ] Common Stock to:
[  ] Series E Convertible Preferred Stock to:

Name ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address ------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   (ZIP CODE)

Telephone Number  (     )     -
                     -----------------------------------------------------------
--------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 13)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

     To be completed ONLY if common stock not tendered or exchanged or Series E convertible preferred stock is to be delivered to someone other than the registered holder of the common stock whose name(s) appear(s) below or to the registered holder at an address other than shown below.

[  ] Common Stock to:
[  ] Series E Convertible Preferred Stock to:

Name ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address ------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   (ZIP CODE)

Telephone Number  (     )     -
                     -----------------------------------------------------------
--------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 13)

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED COMMON STOCK IS BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s) ---------------------------------------------

   Window Ticket Number (if any) -----------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery --------------------------

   Name of Institution which Guaranteed Delivery -------------------------------

           If delivered by book-entry transfer, complete the following:

   Name of Tendering Institution -----------------------------------------------

   Account Number --------------------------------------------------------------

   Transaction Code Number -----------------------------------------------------

            BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED COMMON STOCK IS BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution -----------------------------------------------

   Account Number --------------------------------------------------------------

   Transaction Code Number -----------------------------------------------------

[ ] CHECK HERE IF THE COMMON STOCK THAT IS NOT TENDERED OR NOT EXCHANGED ARE TO
    BE RETURNED BY CREDITING THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, as described in the Offering Circular and this Letter of Transmittal, I hereby tender to Molecular Diagnostics, Inc. the amount of common stock, described above in the box entitled "Description of Common Stock Tendered," in exchange for shares of Series E convertible preferred stock tendered for exchange.


     Subject to the terms and conditions of the Exchange Offer, Molecular Diagnostics will issue 800,000 shares of Series E convertible preferred stock in exchange for up to 20,000,000 shares of common stock representing approximately 56% of the outstanding shares of common stock as of November 16, 2001 that are properly tendered and not withdrawn prior to the expiration of the Exchange Offer. If more than 20,000,000 shares of common stock are tendered, Molecular Diagnostics will purchase from each tendering holder of common stock an amount based on the proportion of common stock tendered by that holder to all common stock tendered. Molecular Diagnostics reserves the right to terminate or amend the Exchange Offer, in its sole and absolute discretion, if any of the conditions listed in the section of the Offering Circular entitled "The Exchange Offer -- Conditions to the Exchange Offer" are not satisfied or waived prior to expiration of the Exchange Offer. Molecular Diagnostics also reserves the right, in its sole and absolute discretion, to extend the period of time during which the Exchange Offer is open. The Exchange Offer is open to all holders of common stock, and is subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Offering Circular, Molecular Diagnostics reserves the right to waive any and all conditions other than receipt of necessary government approvals on or before the expiration of the Exchange Offer.


     Subject to and effective upon the acceptance for exchange of all or any portion of the common stock tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer -- including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, Molecular Diagnostics all right, title and interest in and to the common stock tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact -- with full knowledge that the Exchange Agent is also acting as the agent of Molecular Diagnostics in connection with the Exchange Offer -- with respect to the tendered common stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular, to (1) deliver certificates representing the tendered common stock to Molecular Diagnostics together with all accompanying evidences of transfer and authenticity to, or upon the order of, Molecular Diagnostics, upon receipt by the Exchange Agent, as my agent, of the Series E convertible preferred stock to be issued in exchange for the tendered common stock, (2) present certificates representing the tendered common stock for transfer, and to transfer the tendered common stock on the books of Molecular Diagnostics, and (3) receive for the account of Molecular Diagnostics all benefits and otherwise exercise all rights of ownership of the tendered common stock, all in accordance with the terms and conditions of the Exchange Offer.

     I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the common stock tendered by this Letter of Transmittal and that, when the tendered common stock is accepted for exchange, Molecular Diagnostics will acquire good, marketable and unencumbered title to the tendered common stock, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered common stock is not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Molecular Diagnostics or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the common stock tendered by this Letter of Transmittal. I agree to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the common stock -- of the common stock tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the common stock. The certificate number(s) and the common stock that I wish to tender are indicated in the appropriate boxes above.

     Unless I have otherwise indicated by completing the box entitled "Special Issuance Instructions" above, I hereby direct that the Series E convertible preferred stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of common stock, that the Series E convertible preferred stock be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the Series E convertible preferred stock be delivered to the address shown below my signature.

     If I have (1) tendered any common stock that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more common stock than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any common stock that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of common stock, that common stock that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Molecular Diagnostics' expense, promptly following the expiration or termination of the Exchange Offer.

     If I decide to tender common stock, and Molecular Diagnostics accepts the common stock for exchange, this will constitute a binding agreement between Molecular Diagnostics and me, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal.

     Under certain circumstances described in the section of the Offering Circular entitled "The Exchange Offer -- Conditions to the Exchange Offer," Molecular Diagnostics may not be required to accept for exchange any common stock tendered by this Letter of Transmittal.

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Offering Circular, this tender is irrevocable.

                                   SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     This Letter of Transmittal must be signed by (1) the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the common stock -- exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the common stock tendered or on the register of holders maintained by Molecular Diagnostics, or (2) any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal -- including any opinions of counsel, certifications and other information as may be required by Molecular Diagnostics for the common stock to comply with the restrictions on transfer, if any, applicable to the common stock. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
                SIGNATURE(S) OF EXISTING COMMON STOCK HOLDER(S)

Dated:
------------------------------ , 2001

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                                                             (ZIP CODE)

Area Code and Telephone No.
-------------------------------------------------------------------------

                            SIGNATURE(S) GUARANTEED
                        (SEE INSTRUCTION 2, IF REQUIRED)

Eligible Guarantor Institution
---------------------------------------------------------------------------

Official Signature
--------------------------------------------------------------------------------

Dated:
------------------------------ , 2001

--------------------------------------------------------------------------------

                                     PAYER'S NAME: LASALLE BANK NATIONAL ASSOCIATION
-------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                        PART 1 -- PLEASE PROVIDE YOUR TIN IN                ---------------------------------
 FORM W-9                           THE BOX AT RIGHT AND CERTIFY                       Social Security Number
                                    BY SIGNING AND DATING BELOW.
 DEPARTMENT OF THE TREASURY                                                            OR
 INTERNAL REVENUE SERVICE                                                              ---------------------------------
                                                                                       Employer Identification Number
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)
                                   --------------------------------------------------------------------------------------
                                                                                       PART 3 -- TIN
                                                                                       [ ]  Awaiting
                                   PART 2 --
                                   Certification -- Under penalties of perjury,
                                    I certify that:
                                    (1) The number shown on this form is my correct
                                        Taxpayer Identification Number (or I am
                                        waiting for a number to be issued to me)
                                    (2) I am not subject to backup withholding because
                                        (a) I am exempt from backup withholding, or
                                        (b) I have not been notified by the Internal
                                        Revenue Service (the IRS) that I am subject to
                                        backup withholding as a result of failure to
                                        report all interest or dividends, or (c) the
                                        IRS has notified me that I am no longer
                                        subject to backup withholding and
                                    (3) I am a U.S. person (including U.S. resident
                                        alien).
                                   --------------------------------------------------------------------------------------
                                    CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancelation of debt, contributions to an individual retirement arrangement (IRA) and generally, payments other than interest and dividend, you are not required to sign the Certification, but you must provide your correct TIN.
                                   SIGNATURE
                                   -----------------------------------------------------------------------------
SIGN HERE                          DATE
                                   ------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR,
                     AND ARE AWAITING RECEIPT OF YOUR TIN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I
intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30.5% of all reportable payments made to me will be withheld.
Signature
------------------------------------------------------------
                                                                   Date ------------------------------

Name
------------------------------------------------------------
                       (Please Print)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     You must complete this Letter of Transmittal if you are a holder of common stock -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the common stock -- and either (1) you wish to tender the certificates representing your common stock to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your common stock by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your common stock, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above prior to the expiration of the Exchange Offer: (1) certificates representing the common stock, in proper form for transfer, or Book-Entry Confirmation of transfer of the common stock into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal.

     If you wish to tender common stock, but (1) the certificates representing your common stock are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed before the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of common stock you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery: (a) the certificates for all physically tendered common stock, in proper form for transfer, or a Book-Entry Confirmation of transfer of the common stock into the Exchange Agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR COMMON STOCK, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR COMMON STOCK BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. PLEASE SEND CERTIFICATES FOR COMMON STOCK, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT AT ONE OF THE ADDRESSES LISTED ABOVE. PLEASE DO NOT SEND THESE DOCUMENTS TO MOLECULAR DIAGNOSTICS.

     Molecular Diagnostics will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

2.  GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required if:

          (a) this Letter of Transmittal is signed by the registered holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the common stock -- of common stock tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (b) the common stock is tendered for the account of a firm that is an Eligible Guarantor Institution.

     In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     - Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

     - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     - Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
       Act);

     - National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     - Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

3.  INADEQUATE SPACE.

     If the space provided in the box entitled "Description of Common Stock" is inadequate, the certificate number(s) and/or the amount of common stock and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.  PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

     If you are tendering less than all of the common stock evidenced by any certificate you are submitting, please fill in the common stock which are to be tendered in column 3 of the box entitled "Description of Common Stock." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the common stock that were evidenced by your old certificate(s) will be sent to the registered holder of the common stock, promptly after the expiration of the Exchange Offer. All common stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.


     Except as otherwise provided in this Letter of Transmittal, tenders of common stock may be withdrawn (i) at any time prior to the expiration of the Exchange Offer or (ii) after January 28, 2002 if we have not accepted the tendered common stock for exchange by that date. For a withdrawal pursuant to clause (i) to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the common stock to be withdrawn, identify the common stock to be withdrawn, including the amount of the common stock, and, where certificates representing common stock have been transmitted, specify the name in which the common stock is registered, if different from that of the withdrawing holder. If certificates representing common stock have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If common stock has been tendered using the procedure for book-entry transfer described in the section of the


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


Offering Circular entitled "The Exchange Offer -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn common stock and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility -- including time of receipt -- of these notices will be determined by Molecular Diagnostics. Any such determination will be final and binding. Any common stock so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any common stock which has been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder promptly after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of common stock tendered using the procedure for book-entry transfer described in the section of the Offering Circular entitled "The Exchange Offer -- Book-Entry Transfer," the common stock will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn common stock may be retendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the section of the Offering Circular entitled "The Exchange Offer -- Procedures for Tendering Common Stock."


5.  SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the common stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the common stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered common stock is registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

     When this Letter of Transmittal is signed by the registered holder(s) of the common stock listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate stock power is required unless shares of Series E convertible preferred stock are to be issued in the name of a person other than the registered holder(s). If Series E convertible preferred stock is to be issued in the name of a person other than the registered holder listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s) and must be guaranteed by an Eligible Guarantor Institution.

     If a person or persons other than the registered holder(s) of common stock signs the Letter of Transmittal, certificates representing the common stock must be endorsed, or accompanied by appropriate stock powers signed exactly as the name or names of the registered holder(s) that appears on the certificates representing the common stock and also must be accompanied by any opinions of counsel, certifications and other information as Molecular Diagnostics may require in accordance with the restrictions on transfer, if any, applicable to the common stock. Signatures on certificates or stock powers must be guaranteed by an Eligible Guarantor Institution.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates representing common stock, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

6.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If shares of Series E convertible preferred stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Series E convertible preferred stock are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates representing common stock

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

not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

7.  IRREGULARITIES.

     All questions as to the validity, form, eligibility -- including time of receipt -- and acceptance of common stock tendered for exchange will be determined by Molecular Diagnostics in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of common stock improperly tendered or to not accept any common stock, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any common stock either before or after the expiration of the Exchange Offer -- including the right to waive the ineligibility of any holder who seeks to tender common stock in the Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offer as to any particular common stock either before or after the expiration of the Exchange Offer -- including the terms and conditions of the Letter of Transmittal and the accompanying instructions -- will be final and binding. Unless waived, any defects or irregularities in connection with tenders of common stock for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of common stock for exchange, nor will we have any liability for failure to give such notification.

8.  QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.  WAIVER OF CONDITIONS.


     Molecular Diagnostic's obligation to complete the Exchange Offer is subject to the conditions described in the section of the Offering Circular entitled "The Exchange Offer -- Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition other than receipt of necessary government approvals, in whole or in part, at any time prior to expiration of the Exchange Offer, in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.


10.  NO CONDITIONAL TENDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of common stock, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of common stock for exchange.

11.  LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate(s) representing common stock have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

12.  TRANSFER TAXES.

     You will not be obligated to pay any transfer taxes in connection with the tender of common stock in the Exchange Offer unless you instruct us to register shares of Series E convertible preferred stock in the name of, or request that common stock not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any

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

applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no Series E convertible preferred stock will be issued until such evidence is received by the Exchange Agent.

13.  30.5% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

     Under U.S. federal income tax law, a holder's tendered common stock is accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to common stock exchanged in the Exchange Offer may be subject to 30.5% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 30.5% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 30.5% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the common stock or of the last transferee appearing on the transfers attached to, or endorsed on, the common stock. If the common stock is registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders -- including, among others, corporations, financial institutions and certain foreign persons -- may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF COMMON STOCK TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

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